UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2021 (December 17, 2021)
_________________________________________________________________
First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series A	FCNCP	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
First Citizens BancShares, Inc. (“First Citizens”) and CIT Group Inc. (“CIT”) issued a joint press release on December 17, 2021, announcing that First Citizens has received the final required regulatory approval from the Board of Governors of the Federal Reserve System to complete its previously announced merger with CIT pursuant to the Agreement and Plan of Merger, dated October 15, 2020, by and among First Citizens, First-Citizens Bank & Trust Company, a North Carolina chartered commercial bank and direct, wholly owned subsidiary of First Citizens (“FCB”), FC Merger Subsidiary IX, Inc., a direct, wholly owned subsidiary of FCB, and CIT, the parent company of CIT Bank, N.A., a national banking association. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

First Citizens has already received approvals from the Federal Deposit Insurance Corporation the Office of the North Carolina Commissioner of Banks.

Completion of the merger remains subject to a 15-day waiting period and the satisfaction or waiver of other customary closing conditions. Assuming such conditions are satisfied, the closing of the merger is expected to occur as soon as practicable in early January 2022.

Item 9.01.    Financial Statements and Exhibits
    (d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

99.1	Joint Press Release of First Citizens and CIT dated December 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	December 20, 2021	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer